                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 1997

                         ------------------------------

                           River Oaks Furniture, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


  Mississippi                       0-22188                     64-0749510
(State or Other                (Commission File              (I.R.S. Employer
Jurisdiction of                     Number)                   Identification
Incorporation)                                                    Number)


        3350 McCullough Blvd.
        Belden, Mississippi                                        38826
       (Address of Principal Executive Offices)                  (Zip Code)

                                  601-891-4550
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                  (Former Name)

Item 4.  Changes in Registrant's Certifying Accountant.

     The response letter of BDO Seidman, LLP ("BDO") to statements contained within the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 11, 1997 is attached hereto as Exhibit 16. The Company disagrees with BDO's assertion that "certain accounting records in relation to years prior to 1995 were not available to BDO in 1997." The Company believes that it supplied to BDO all documents and records requested by BDO with respect to the Company's fiscal years ended December 31, 1994 and 1993.


Item 5.  Other Events.

     In a letter dated June 17, 1997, BDO advised the Company that it had withdrawn its opinions on the 1990, 1991, 1992, 1993, 1994 and 1995 annual financial statements of the Company. A copy of such letter is attached hereto as
Exhibit 99.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RIVER OAKS FURNITURE, INC.




                                            By: /s/ Johnny C. Walker
                                                -----------------------------
                                            Johnny C. Walker
                                            Chief Operating Officer and Chief
                                            Financial Officer



Date:  June 20, 1997

                                  EXHIBIT INDEX

Exhibit
-------
  16           Letter dated June 17, 1997 from BDO Seidman, LLP to the Securities and
               Exchange Commission.

  99           Letter dated June 17, 1997 from BDO Seidman, LLP to River Oaks
               Furniture, Inc.